UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2012

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of
incorporation)

001-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET

HAMILTON HM 12, BERMUDA

(Address of principal executive offices) Zip Code

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act.

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.                                 Results of Operations and Financial Condition

The information contained in this Current Report is furnished to the Commission under Item 2.02 (Results of Operations and Financial Condition).  In accordance with General Instruction B.2 of Form 8-K, the information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing.  The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

On August 1, 2012, the registrant announced its second quarter consolidated earnings for the quarter ended June 30, 2012.  The news release is attached as an Exhibit to this Current Report and incorporated herein by reference.

The news release reports the share-based compensation expense of the registrant for the three and six months ended June 30, 2012.  A schedule showing the historical quarterly share-based compensation expense of the registrant in the years 2007-2011 and the first two quarters of 2012 is attached as an Exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01.                                 Financial Statements and Exhibits

(d)                                                                                 Exhibits

99.1                                                                        News release of Orient-Express Hotels Ltd. dated August 1, 2012 regarding second quarter consolidated earnings for the quarter ended June 30, 2012, being furnished to the Commission.

99.2                                                                        Schedule showing the historical quarterly share-based compensation expense of Orient-Express Hotels Ltd. in the years 2007-2011 and the first two quarters of 2012, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

	By:	/s/	Edwin S. Hetherington
		Name:	Edwin S. Hetherington
		Title:	Vice President, General Counsel and Secretary

Date: August 2, 2012

EXHIBIT INDEX

Exhibit
Number	Description

99.1	News release of Orient-Express Hotels Ltd. dated August 1, 2012 regarding second quarter consolidated earnings for the quarter ended June 30, 2012, being furnished to the Commission.

99.2	Schedule showing the historical quarterly share-based compensation expense of Orient-Express Hotels Ltd. in the years 2007-2011 and the first two quarters of 2012, being furnished to the Commission.